UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2022

FATE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36076	65-1311552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Drive
San Diego, California		92131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 875-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Fate Therapeutics, Inc. 2022 Stock Option and Incentive Plan

On June 9, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Fate Therapeutics, Inc. (the “Company”), the stockholders of the Company approved the Company’s 2022 Stock Option and Incentive Plan (the “2022 Plan”).

A detailed summary of the material features of the 2022 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2022 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the 2022 Plan, which is filed as Annex A to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the Annual Meeting held on June 9, 2022:

(i) The election of three Class III Directors, as nominated by the Board of Directors, to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022;

(iii) A non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Proxy Statement; and

(iv) A vote to approve the 2022 Plan.

The proposals are described in detail in the Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 96,584,746. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 90,212,605. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a) Election of Class III Directors.

Director Nominee	Votes For	Votes Withheld
Timothy P. Coughlin	83,620,915	1,125,464
J. Scott Wolchko	84,498,408	247,971
Dr. Shefali Agarwal	69,721,487	15,024,892

There were 5,466,226 broker non-votes regarding the election of directors.

(b) Ratification of Auditors.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting included 90,113,935 votes for 69,335 votes against, and 29,335 votes abstained.

There were zero broker non-votes regarding this proposal.

(c) Non-binding Advisory Vote on Compensation of Named Executive Officers.

Votes For	Votes Against	Abstain
75,409,609	9,055,375	281,395

There were 5,466,226 broker non-votes regarding this proposal.

(d) Approval of the 2022 Plan

Votes For	Votes Against	Abstain
61,491,380	23,170,262	84,737

There were 5,466,226 broker non-votes regarding this proposal.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATE THERAPEUTICS, INC.

Date:	June 13, 2022	By:	/s/ J. Scott Wolchko
J. Scott Wolchko President and Chief Executive Officer